Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FIRST QUARTER 2025
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2025
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on April 15, 2025. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions, except per share data	2025	2024	2024	2024	2024
Interest Income
Loans	$4,472	$4,731	$4,954	$4,842	$4,819
Investment securities	1,124	1,142	1,097	1,001	883
Other	534	621	771	725	798
Total interest income	6,130	6,494	6,822	6,568	6,500
Interest Expense
Deposits	1,808	2,010	2,230	2,084	2,077
Borrowed funds	846	961	1,182	1,182	1,159
Total interest expense	2,654	2,971	3,412	3,266	3,236
Net interest income	3,476	3,523	3,410	3,302	3,264
Noninterest Income
Asset management and brokerage	391	374	383	364	364
Capital markets and advisory	306	348	371	272	259
Card and cash management	692	695	698	706	671
Lending and deposit services	316	330	320	304	305
Residential and commercial mortgage	134	122	181	131	147
Other income
Gain on Visa shares exchange program				754
Securities gains (losses)	(2)	(2)	1	(499)
Other (a)	139	177	68	77	135
Total other income	137	175	69	332	135
Total noninterest income	1,976	2,044	2,022	2,109	1,881
Total revenue	5,452	5,567	5,432	5,411	5,145
Provision For Credit Losses	219	156	243	235	155
Noninterest Expense
Personnel	1,890	1,857	1,869	1,782	1,794
Occupancy	245	240	234	236	244
Equipment	384	473	357	356	341
Marketing	85	112	93	93	64
Other	783	824	774	890	891
Total noninterest expense	3,387	3,506	3,327	3,357	3,334
Income before income taxes and noncontrolling interests	1,846	1,905	1,862	1,819	1,656
Income taxes	347	278	357	342	312
Net income	1,499	1,627	1,505	1,477	1,344
Less: Net income attributable to noncontrolling interests	18	17	15	18	14
Preferred stock dividends (b)	71	94	82	95	81
Preferred stock discount accretion and redemptions	2	2	2	2	2
Net income attributable to common shareholders	$1,408	$1,514	$1,406	$1,362	$1,247
Earnings Per Common Share
Basic	$3.52	$3.77	$3.50	$3.39	$3.10
Diluted	$3.51	$3.77	$3.49	$3.39	$3.10
Average Common Shares Outstanding
Basic	398	399	399	400	400
Diluted	398	399	400	400	400
Efficiency	62%	63%	61%	62%	65%
Noninterest income to total revenue	36%	37%	37%	39%	37%
Effective tax rate (c)	18.8%	14.6%	19.2%	18.8%	18.8%
(a)Includes Visa derivative fair value adjustments of $(40) million, $(23) million, $(128) million, $(116) million and $(7) million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions, except par value	2025	2024	2024	2024	2024
Assets
Cash and due from banks	$6,102	$6,904	$6,162	$6,242	$5,933
Interest-earning deposits with banks (a)	32,298	39,347	35,024	33,039	53,612
Loans held for sale (b)	1,236	850	750	988	743
Investment securities – available-for-sale	63,318	62,039	60,338	51,188	42,280
Investment securities – held-to-maturity	74,457	77,693	83,845	87,457	88,180
Loans (b)	318,850	316,467	321,381	321,429	319,781
Allowance for loan and lease losses	(4,544)	(4,486)	(4,589)	(4,636)	(4,693)
Net loans	314,306	311,981	316,792	316,793	315,088
Equity investments	9,448	9,600	9,217	9,037	8,280
Mortgage servicing rights	3,564	3,711	3,503	3,739	3,762
Goodwill	10,932	10,932	10,932	10,932	10,932
Other (b)	39,061	36,981	38,318	37,104	37,352
Total assets	$554,722	$560,038	$564,881	$556,519	$566,162
Liabilities
Deposits
Noninterest-bearing	$92,369	$92,641	$94,588	$94,542	$98,061
Interest-bearing (b)	330,546	334,097	329,378	321,849	327,563
Total deposits	422,915	426,738	423,966	416,391	425,624
Borrowed funds
Federal Home Loan Bank advances	18,000	22,000	28,000	35,000	37,000
Senior debt	34,987	32,497	32,492	29,601	27,907
Subordinated debt	4,163	4,104	4,196	4,078	4,827
Other (b)	3,572	3,072	3,381	2,712	2,973
Total borrowed funds	60,722	61,673	68,069	71,391	72,707
Allowance for unfunded lending related commitments	674	719	725	717	672
Accrued expenses and other liabilities (b)	13,960	16,439	16,392	15,339	15,785
Total liabilities	498,271	505,569	509,152	503,838	514,788
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,310,646; 543,310,646; 543,225,979; 543,225,979 and 543,116,260 shares	2,717	2,717	2,716	2,716	2,716
Capital surplus	18,731	18,710	19,150	19,098	19,032
Retained earnings	60,051	59,282	58,412	57,652	56,913
Accumulated other comprehensive income (loss)	(5,237)	(6,565)	(5,090)	(7,446)	(8,042)
Common stock held in treasury at cost: 147,519,772; 147,373,633; 146,306,706; 145,667,981 and 145,068,954 shares	(19,857)	(19,719)	(19,499)	(19,378)	(19,279)
Total shareholders’ equity	56,405	54,425	55,689	52,642	51,340
Noncontrolling interests	46	44	40	39	34
Total equity	56,451	54,469	55,729	52,681	51,374
Total liabilities and equity	$554,722	$560,038	$564,881	$556,519	$566,162
(a)Amounts include balances held with the Federal Reserve Bank of $31.9 billion, $39.0 billion, $34.6 billion, $32.6 billion and $53.2 billion as of March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2024 Form 10-K included, and our first quarter 2025 Form 10-Q will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2025	2024	2024	2024	2024
Assets
Interest-earning assets:
Investment securities
Securities available-for-sale
Residential mortgage-backed	$33,793	$32,865	$31,491	$30,780	$30,989
Commercial mortgage-backed	2,899	2,867	2,635	2,698	2,622
Asset-backed	2,322	2,344	2,177	1,987	1,414
U.S. Treasury and government agencies	24,382	23,086	17,311	15,350	8,199
Other	2,284	2,445	2,575	2,620	2,776
Total securities available-for-sale	65,680	63,607	56,189	53,435	46,000
Securities held-to-maturity
Residential mortgage-backed	40,045	40,833	41,698	42,234	42,633
Commercial mortgage-backed	1,687	1,880	2,057	2,174	2,252
Asset-backed	3,158	3,720	4,422	5,035	5,627
U.S. Treasury and government agencies	28,931	31,049	35,093	35,467	35,860
Other	2,680	2,774	2,855	2,961	3,062
Total securities held-to-maturity	76,501	80,256	86,125	87,871	89,434
Total investment securities	142,181	143,863	142,314	141,306	135,434
Loans
Commercial and industrial	177,333	177,433	177,019	177,130	177,258
Commercial real estate	33,067	34,476	35,451	35,523	35,522
Equipment lease financing	6,692	6,737	6,528	6,490	6,468
Consumer	53,421	53,735	53,543	53,503	53,933
Residential real estate	46,111	46,677	47,061	47,272	47,428
Total loans	316,624	319,058	319,602	319,918	320,609
Interest-earning deposits with banks (c)	34,614	37,929	45,319	41,113	48,250
Other interest-earning assets	10,147	10,337	8,909	9,279	8,002
Total interest-earning assets	503,566	511,187	516,144	511,616	512,295
Noninterest-earning assets	52,811	52,911	53,369	51,414	50,553
Total assets	$556,377	$564,098	$569,513	$563,030	$562,848
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$73,063	$73,219	$72,578	$67,631	$67,838
Demand	125,046	124,294	119,914	121,423	122,748
Savings	97,409	95,957	95,939	97,232	97,719
Time deposits	32,763	35,656	37,880	34,663	32,975
Total interest-bearing deposits	328,281	329,126	326,311	320,949	321,280
Borrowed funds
Federal Home Loan Bank advances	19,703	24,014	31,785	35,962	37,717
Senior debt	34,933	32,572	32,204	29,717	28,475
Subordinated debt	4,320	4,324	4,330	4,567	5,082
Other	5,549	6,259	7,764	7,210	4,316
Total borrowed funds	64,505	67,169	76,083	77,456	75,590
Total interest-bearing liabilities	392,786	396,295	402,394	398,405	396,870
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	92,367	96,136	95,811	96,284	98,875
Accrued expenses and other liabilities	16,214	17,068	17,395	17,144	16,404
Equity	55,010	54,599	53,913	51,197	50,699
Total liabilities and equity	$556,377	$564,098	$569,513	$563,030	$562,848
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Fair value adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $34.2 billion, $37.5 billion, $44.9 billion, $40.7 billion and $47.8 billion for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
	2025	2024	2024	2024	2024
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available-for-sale
Residential mortgage-backed	3.68%	3.60%	3.45%	3.11%	3.00%
Commercial mortgage-backed	2.92%	3.11%	3.08%	3.07%	2.99%
Asset-backed	5.46%	5.77%	5.85%	5.92%	6.02%
U.S. Treasury and government agencies	4.50%	4.75%	5.40%	4.28%	2.67%
Other	2.73%	2.69%	2.70%	2.66%	2.63%
Total securities available-for-sale	3.98%	4.04%	4.09%	3.53%	3.01%
Securities held-to-maturity
Residential mortgage-backed	2.84%	2.83%	2.82%	2.79%	2.77%
Commercial mortgage-backed	4.70%	5.05%	5.33%	5.38%	5.46%
Asset-backed	3.97%	4.31%	4.62%	4.65%	4.49%
U.S. Treasury and government agencies	1.49%	1.46%	1.33%	1.31%	1.31%
Other	4.69%	4.69%	4.72%	4.69%	4.52%
Total securities held-to-maturity	2.48%	2.48%	2.43%	2.43%	2.42%
Total investment securities	3.17%	3.17%	3.08%	2.84%	2.62%
Loans
Commercial and industrial	5.74%	5.94%	6.28%	6.22%	6.18%
Commercial real estate	5.94%	6.24%	6.68%	6.66%	6.67%
Equipment lease financing	5.05%	5.43%	5.65%	5.37%	5.17%
Consumer	7.14%	7.29%	7.47%	7.24%	7.16%
Residential real estate	3.78%	3.75%	3.73%	3.70%	3.65%
Total loans	5.70%	5.87%	6.13%	6.05%	6.01%
Interest-earning deposits with banks	4.42%	4.86%	5.48%	5.47%	5.47%
Other interest-earning assets	6.02%	6.17%	6.78%	6.98%	6.92%
Total yield on interest-earning assets	4.90%	5.04%	5.25%	5.13%	5.08%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	2.99%	3.18%	3.59%	3.39%	3.45%
Demand	1.87%	2.05%	2.31%	2.25%	2.26%
Savings	1.64%	1.70%	1.86%	1.85%	1.81%
Time deposits	3.69%	4.15%	4.47%	4.48%	4.44%
Total interest-bearing deposits	2.23%	2.43%	2.72%	2.61%	2.60%
Borrowed funds
Federal Home Loan Bank advances	4.73%	5.06%	5.63%	5.66%	5.65%
Senior debt	5.64%	6.12%	6.64%	6.55%	6.59%
Subordinated debt	5.54%	6.10%	6.77%	6.65%	6.64%
Other	4.38%	4.70%	5.28%	5.51%	5.59%
Total borrowed funds	5.25%	5.61%	6.09%	6.04%	6.07%
Total rate on interest-bearing liabilities	2.72%	2.95%	3.34%	3.26%	3.24%
Interest rate spread	2.18%	2.09%	1.91%	1.87%	1.84%
Benefit from use of noninterest-bearing sources (b)	0.60%	0.66%	0.73%	0.73%	0.73%
Net interest margin	2.78%	2.75%	2.64%	2.60%	2.57%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024 and March 31, 2024 were $28 million, $30 million, $33 million, $34 million and $34 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions	2025	2024	2024	2024	2024
Commercial
Commercial and industrial
Financial services	$29,335	$27,737	$29,244	$27,986	$27,640
Manufacturing	28,934	27,700	28,748	29,544	29,402
Service providers	22,943	21,881	22,033	21,948	21,413
Wholesale trade	19,176	18,399	18,338	18,532	17,341
Real estate related (a)	15,041	14,910	14,856	15,198	15,583
Retail trade	11,941	11,611	11,888	11,596	11,582
Technology, media and telecommunications	9,998	9,767	9,292	9,621	10,158
Health care	9,903	9,694	10,169	9,527	10,193
Transportation and warehousing	7,147	7,320	7,723	8,036	7,523
Other industries	26,119	26,771	26,600	26,801	25,957
Total commercial and industrial	180,537	175,790	178,891	178,789	176,792
Commercial real estate	32,307	33,619	35,104	35,498	35,591
Equipment lease financing	6,732	6,755	6,726	6,555	6,462
Total commercial	219,576	216,164	220,721	220,842	218,845
Consumer
Residential real estate	45,890	46,415	46,972	47,183	47,386
Home equity	25,846	25,991	25,970	25,917	25,896
Automobile	15,324	15,355	15,135	14,820	14,788
Credit card	6,550	6,879	6,827	6,849	6,887
Education	1,597	1,636	1,693	1,732	1,859
Other consumer	4,067	4,027	4,063	4,086	4,120
Total consumer	99,274	100,303	100,660	100,587	100,936
Total loans	$318,850	$316,467	$321,381	$321,429	$319,781
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Allowance for loan and lease losses
Beginning balance	$4,486	$4,589	$4,636	$4,693	$4,791
Gross charge-offs:
Commercial and industrial	(103)	(78)	(89)	(77)	(84)
Commercial real estate	(18)	(87)	(102)	(113)	(56)
Equipment lease financing	(10)	(9)	(9)	(8)	(8)
Residential real estate	(2)	(1)		(1)	(1)
Home equity	(9)	(9)	(8)	(9)	(10)
Automobile	(35)	(33)	(34)	(32)	(32)
Credit card	(90)	(87)	(86)	(90)	(92)
Education	(5)	(6)	(4)	(5)	(4)
Other consumer	(40)	(44)	(44)	(40)	(43)
Total gross charge-offs	(312)	(354)	(376)	(375)	(330)
Recoveries:
Commercial and industrial	35	39	22	39	19
Commercial real estate	5	2	2	7	2
Equipment lease financing	7	5	4	6	2
Residential real estate	2	2	2	3	3
Home equity	8	11	10	12	9
Automobile	23	23	25	24	25
Credit card	15	13	15	12	15
Education	2	1	2	1	2
Other consumer	10	8	8	9	10
Total recoveries	107	104	90	113	87
Net (charge-offs) / recoveries:
Commercial and industrial	(68)	(39)	(67)	(38)	(65)
Commercial real estate	(13)	(85)	(100)	(106)	(54)
Equipment lease financing	(3)	(4)	(5)	(2)	(6)
Residential real estate		1	2	2	2
Home equity	(1)	2	2	3	(1)
Automobile	(12)	(10)	(9)	(8)	(7)
Credit card	(75)	(74)	(71)	(78)	(77)
Education	(3)	(5)	(2)	(4)	(2)
Other consumer	(30)	(36)	(36)	(31)	(33)
Total net (charge-offs)	(205)	(250)	(286)	(262)	(243)
Provision for credit losses (a)	260	155	235	204	147
Other	3	(8)	4	1	(2)
Ending balance	$4,544	$4,486	$4,589	$4,636	$4,693
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(84)	$(128)	$(172)	$(146)	$(125)
Consumer net charge-offs	(121)	(122)	(114)	(116)	(118)
Total net charge-offs	$(205)	$(250)	$(286)	$(262)	$(243)
Net charge-offs to average loans (annualized)	0.26%	0.31%	0.36%	0.33%	0.30%
Commercial	0.16%	0.23%	0.31%	0.27%	0.23%
Consumer	0.49%	0.48%	0.45%	0.46%	0.47%
(a)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2025	2024	2024	2024	2024
Provision for credit losses
Loans and leases	$260	$155	$235	$204	$147
Unfunded lending related commitments	(46)	(5)	7	45	9
Investment securities	3			(11)	1
Other financial assets	2	6	1	(3)	(2)
Total provision for credit losses	$219	$156	$243	$235	$155

Table 8: Allowance for Credit Losses by Loan Class (a)

	March 31, 2025			December 31, 2024			March 31, 2024
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,704	$180,537	0.94%	$1,605	$175,790	0.91%	$1,673	$176,792	0.95%
Commercial real estate	1,433	32,307	4.44%	1,483	33,619	4.41%	1,468	35,591	4.12%
Equipment lease financing	68	6,732	1.01%	60	6,755	0.89%	76	6,462	1.18%
Total commercial	3,205	219,576	1.46%	3,148	216,164	1.46%	3,217	218,845	1.47%
Consumer
Residential real estate	43	45,890	0.09%	37	46,415	0.08%	39	47,386	0.08%
Home equity	286	25,846	1.11%	266	25,991	1.02%	272	25,896	1.05%
Automobile	167	15,324	1.09%	160	15,355	1.04%	173	14,788	1.17%
Credit card	621	6,550	9.48%	664	6,879	9.65%	749	6,887	10.88%
Education	48	1,597	3.01%	48	1,636	2.93%	56	1,859	3.01%
Other consumer	174	4,067	4.28%	163	4,027	4.05%	187	4,120	4.54%
Total consumer	1,339	99,274	1.35%	1,338	100,303	1.33%	1,476	100,936	1.46%
Total	4,544	$318,850	1.43%	4,486	$316,467	1.42%	4,693	$319,781	1.47%
Allowance for unfunded lending related commitments	674			719			672
Allowance for credit losses	$5,218			$5,205			$5,365

Supplemental Information
Allowance for credit losses to total loans			1.64%			1.64%			1.68%
Commercial			1.70%			1.72%			1.71%
Consumer			1.50%			1.47%			1.60%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $91 million, $114 million and $117 million at March 31, 2025, December 31, 2024 and March 31, 2024, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Nonperforming loans
Commercial
Commercial and industrial
Service providers	$140	$187	$152	$152	$158
Retail trade	121	18	22	51	9
Manufacturing	96	30	35	79	60
Health care	76	73	75	37	40
Technology, media and telecommunications	52	73	74	108	177
Transportation and warehousing	44	47	46	41	40
Real estate related (a)	22	24	29	47	23
Wholesale trade	15	43	127	19	21
Other industries	30	33	162	168	50
Total commercial and industrial	596	528	722	702	578
Commercial real estate	851	919	993	928	923
Equipment lease financing	20	15	14	16	13
Total commercial	1,467	1,462	1,729	1,646	1,514
Consumer (b)
Residential real estate	287	278	265	275	284
Home equity	437	482	473	468	464
Automobile	83	86	90	93	97
Credit card	15	15	15	13	13
Other consumer	3	3	6	8	8
Total consumer	825	864	849	857	866
Total nonperforming loans (c)	2,292	2,326	2,578	2,503	2,380
OREO and foreclosed assets	32	31	31	34	35
Total nonperforming assets	$2,324	$2,357	$2,609	$2,537	$2,415
Nonperforming loans to total loans	0.72%	0.73%	0.80%	0.78%	0.74%
Nonperforming assets to total loans, OREO and foreclosed assets	0.73%	0.74%	0.81%	0.79%	0.76%
Nonperforming assets to total assets	0.42%	0.42%	0.46%	0.46%	0.43%
Allowance for loan and lease losses to nonperforming loans	198%	193%	178%	185%	197%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Beginning balance	$2,357	$2,609	$2,537	$2,415	$2,216
New nonperforming assets	477	397	661	571	616
Charge-offs and valuation adjustments	(135)	(174)	(200)	(178)	(133)
Principal activity, including paydowns and payoffs	(156)	(401)	(322)	(201)	(188)
Asset sales and transfers to loans held for sale	(77)	(15)	(6)	(16)	(16)
Returned to performing status	(142)	(59)	(61)	(54)	(80)
Ending balance	$2,324	$2,357	$2,609	$2,537	$2,415

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Commercial
Commercial and industrial	$216	$159	$106	$95	$125
Commercial real estate	6	25	9	8	2
Equipment lease financing	41	41	22	19	22
Total commercial	263	225	137	122	149
Consumer
Residential real estate
Non government insured	208	161	162	201	179
Government insured	79	73	76	77	78
Home equity	71	71	65	64	64
Automobile	73	83	81	92	81
Credit card	45	49	55	50	49
Education
Non government insured	5	5	6	5	5
Government insured	20	20	20	22	20
Other consumer	10	10	12	12	11
Total consumer	511	472	477	523	487
Total	$774	$697	$614	$645	$636
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.24%	0.22%	0.19%	0.20%	0.20%
Commercial	0.12%	0.10%	0.06%	0.06%	0.07%
Consumer	0.51%	0.47%	0.47%	0.52%	0.48%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Commercial
Commercial and industrial	$34	$43	$40	$53	$35
Commercial real estate		18		2
Equipment lease financing	11	12	12	6	4
Total commercial	45	73	52	61	39
Consumer
Residential real estate
Non government insured	93	58	40	48	50
Government insured	39	48	45	43	42
Home equity	28	26	27	24	24
Automobile	19	22	21	22	19
Credit card	33	38	39	37	37
Education
Non government insured	3	2	3	2	4
Government insured	11	13	13	13	13
Other consumer	7	8	12	9	7
Total consumer	233	215	200	198	196
Total	$278	$288	$252	$259	$235
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.09%	0.09%	0.08%	0.08%	0.07%
Commercial	0.02%	0.03%	0.02%	0.03%	0.02%
Consumer	0.23%	0.21%	0.20%	0.20%	0.19%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Commercial
Commercial and industrial	$75	$72	$97	$86	$90
Commercial real estate				1
Total commercial	75	72	97	87	90
Consumer
Residential real estate
Non government insured	53	56	52	27	38
Government insured	130	132	127	128	137
Automobile	7	9	6	6	5
Credit card	71	81	79	76	82
Education
Non government insured	2	2	2	2	3
Government insured	34	37	38	34	40
Other consumer	7	8	8	8	9
Total consumer	304	325	312	281	314
Total	$379	$397	$409	$368	$404
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.12%	0.13%	0.13%	0.11%	0.13%
Commercial	0.03%	0.03%	0.04%	0.04%	0.04%
Consumer	0.31%	0.32%	0.31%	0.28%	0.31%
Total accruing loans past due	$1,431	$1,382	$1,275	$1,272	$1,275
Commercial	$383	$370	$286	$270	$278
Consumer	$1,048	$1,012	$989	$1,002	$997
Total accruing loans past due to total loans	0.45%	0.44%	0.40%	0.40%	0.40%
Commercial	0.17%	0.17%	0.13%	0.12%	0.13%
Consumer	1.06%	1.01%	0.98%	1.00%	0.99%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	March 31	December 31	September 30	June 30	March 31
	2025	2024	2024	2024	2024
Full-time employees
Retail Banking	27,108	27,513	27,740	27,935	28,580
Other full-time employees	26,360	26,173	26,009	25,997	25,861
Total full-time employees	53,468	53,686	53,749	53,932	54,441
Part-time employees
Retail Banking	1,460	1,451	1,451	1,558	1,554
Other part-time employees	48	47	49	422	56
Total part-time employees	1,508	1,498	1,500	1,980	1,610
Total	54,976	55,184	55,249	55,912	56,051

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2025	2024	2024	2024	2024
Net Income
Retail Banking	$1,112	$1,074	$1,164	$1,715	$1,085
Corporate & Institutional Banking	1,244	1,365	1,197	1,046	1,121
Asset Management Group	113	103	104	103	97
Other	(988)	(932)	(975)	(1,405)	(973)
Net income excluding noncontrolling interests	$1,481	$1,610	$1,490	$1,459	$1,330

Revenue
Retail Banking	$3,532	$3,532	$3,484	$4,118	$3,381
Corporate & Institutional Banking	2,630	2,755	2,645	2,502	2,437
Asset Management Group	427	413	403	398	387
Other	(1,137)	(1,133)	(1,100)	(1,607)	(1,060)
Total revenue	$5,452	$5,567	$5,432	$5,411	$5,145
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended
	March 31	December 31		September 30		June 30	March 31
Dollars in millions	2025	2024		2024		2024	2024
Income Statement
Net interest income	$2,826	$2,824		$2,783		$2,709	$2,617
Noninterest income	706	708		701		1,409	764
Total revenue	3,532	3,532		3,484		4,118	3,381
Provision for credit losses	168	106		111		27	118
Noninterest expense
Personnel	548	546		549		543	551
Segment allocations (b)	938	948		901		910	894
Depreciation and amortization	89	75		78		80	79
Other (c)	328	442		314		308	313
Total noninterest expense	1,903	2,011		1,842		1,841	1,837
Pretax earnings	1,461	1,415		1,531		2,250	1,426
Income taxes	340	330		358		524	333
Noncontrolling interests	9	11		9		11	8
Earnings	$1,112	$1,074	752	$1,164	322	$1,715	$1,085
Average Balance Sheet
Loans held for sale	$860	$873		$986		$641	$478
Loans
Consumer
Residential real estate	$33,169	$33,620		$33,913		$34,144	$34,600
Home equity	24,358	24,408		24,345		24,347	24,462
Automobile	15,240	15,213		15,000		14,785	14,839
Credit card	6,568	6,779		6,805		6,840	6,930
Education	1,637	1,674		1,723		1,822	1,933
Other consumer	1,754	1,776		1,756		1,745	1,771
Total consumer	82,726	83,470		83,542		83,683	84,535
Commercial	12,840	12,927		12,788		12,787	12,620
Total loans	$95,566	$96,397		$96,330		$96,470	$97,155
Total assets	$112,971	$114,957		$114,257		$115,102	$114,199
Deposits
Noninterest-bearing	$51,229	$52,425		$52,990		$53,453	$53,395
Interest-bearing	193,832	194,364		196,255		196,278	195,615
Total deposits	$245,061	$246,789		$249,245		$249,731	$249,010
Performance Ratios
Return on average assets	3.99%	3.71%		4.04%		5.98%	3.85%
Noninterest income to total revenue	20%	20%		20%		34%	23%
Efficiency	54%	57%		53%		45%	54%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2025	2024	2024	2024	2024
Supplemental Noninterest Income Information
Asset management and brokerage	$152	$135	$145	$135	$137
Card and cash management	$296	$308	$319	$330	$306
Lending and deposit services	$184	$191	$193	$182	$178
Residential and commercial mortgage	$65	$46	$129	$70	$97
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (d)
Serviced portfolio balance (e)	$193	$197	$200	$204	$207
MSR asset value (e)	$2.5	$2.6	$2.5	$2.7	$2.7
Servicing income: (in millions)
Servicing fees, net (f)	$71	$69	$69	$67	$82
Mortgage servicing rights valuation net of economic hedge	$(4)	$(28)	$53	$(14)	$(6)
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.0	$1.6	$1.8	$1.7	$1.3
Loan sale margin percentage	0.58%	1.26%	1.45%	1.96%	2.53%
Other Information
Credit-related statistics
Nonperforming assets (e)	$804	$848	$836	$840	$841
Net charge-offs - loans and leases	$144	$152	$141	$138	$139
Other statistics
Branches (e) (g)	2,217	2,234	2,242	2,247	2,271
Brokerage account client assets (in billions) (e) (h)	$84	$84	$84	$81	$81
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense. Amounts for the fourth quarter of 2024 also include asset impairments primarily related to technology investments.
(d)Represents mortgage loan servicing balances for third parties and the related income.
(e)Presented as of period end.
(f)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(g)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Income Statement
Net interest income	$1,652	$1,688	$1,615	$1,560	$1,549
Noninterest income	978	1,067	1,030	942	888
Total revenue	2,630	2,755	2,645	2,502	2,437
Provision for credit losses	49	44	134	228	47
Noninterest expense
Personnel	376	401	393	348	366
Segment allocations (b)	383	386	371	374	366
Depreciation and amortization	51	51	50	51	50
Other (c)	146	143	136	138	140
Total noninterest expense	956	981	950	911	922
Pretax earnings	1,625	1,730	1,561	1,363	1,468
Income taxes	377	361	359	312	342
Noncontrolling interests	4	4	5	5	5
Earnings	$1,244	$1,365	$1,197	$1,046	$1,121
Average Balance Sheet
Loans held for sale	$255	$832	$339	$212	$151
Loans
Commercial
Commercial and industrial	$163,379	$163,410	$163,061	$163,083	$163,326
Commercial real estate	32,151	33,525	34,450	34,441	34,420
Equipment lease financing	6,692	6,737	6,529	6,490	6,467
Total commercial	202,222	203,672	204,040	204,014	204,213
Consumer	3	3	3	4	3
Total loans	$202,225	$203,675	$204,043	$204,018	$204,216
Total assets	$227,069	$227,845	$227,277	$229,604	$228,698
Deposits
Noninterest-bearing	$39,501	$42,119	$41,174	$41,185	$43,854
Interest-bearing	108,503	109,205	104,872	98,716	98,841
Total deposits	$148,004	$151,324	$146,046	$139,901	$142,695
Performance Ratios
Return on average assets	2.22%	2.38%	2.09%	1.83%	1.99%
Noninterest income to total revenue	37%	39%	39%	38%	36%
Efficiency	36%	36%	36%	36%	38%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 17: Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2025	2024	2024	2024	2024
Other Information
Consolidated revenue from:
Treasury Management (d)	$1,049	$1,058	$974	$954	$936
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (e)	$26	$38	$16	$17	$10
Commercial mortgage loan servicing income (f)	94	112	90	84	67
Commercial mortgage servicing rights valuation, net of economic hedge	39	39	32	39	37
Total	$159	$189	$138	$140	$114
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (g) (h)	$294	$290	$289	$289	$287
MSR asset value (g)	$1,041	$1,085	$975	$1,082	$1,075
Average loans by C&IB business
Corporate Banking	$117,659	$116,364	$116,330	$116,439	$116,845
Real Estate	43,283	45,472	46,181	45,987	46,608
Business Credit	30,044	30,343	29,825	29,653	28,929
Commercial Banking	7,343	7,290	7,438	7,527	7,546
Other	3,896	4,206	4,269	4,412	4,288
Total average loans	$202,225	$203,675	$204,043	$204,018	$204,216
Credit-related statistics
Nonperforming assets (g)	$1,372	$1,368	$1,624	$1,528	$1,419
Net charge-offs - loans and leases	$64	$100	$147	$129	$108
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Amounts are reported in net interest income and noninterest income.
(e)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(f)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(g)Presented as of period end.
(h)Represents balances related to capitalized servicing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2025	2024	2024	2024	2024
Income Statement
Net interest income	$184	$171	$161	$163	$157
Noninterest income	243	242	242	235	230
Total revenue	427	413	403	398	387
Provision for (recapture of) credit losses	1	2	(2)	2	(5)
Noninterest expense
Personnel	121	116	120	115	121
Segment allocations (b)	117	123	114	110	107
Depreciation and amortization	8	8	6	9	7
Other (c)	33	30	30	27	30
Total noninterest expense	279	277	270	261	265
Pretax earnings	147	134	135	135	127
Income taxes	34	31	31	32	30
Earnings	$113	$103	$104	$103	$97
Average Balance Sheet
Loans
Consumer
Residential real estate	$11,935	$12,019	$12,075	$12,022	$11,688
Other consumer	3,663	3,676	3,695	3,736	3,758
Total consumer	15,598	15,695	15,770	15,758	15,446
Commercial	658	668	715	814	849
Total loans	$16,256	$16,363	$16,485	$16,572	$16,295
Total assets	$16,702	$16,815	$16,928	$17,018	$16,728
Deposits
Noninterest-bearing	$1,618	$1,617	$1,674	$1,648	$1,617
Interest-bearing	26,501	26,056	25,571	26,245	27,064
Total deposits	$28,119	$27,673	$27,245	$27,893	$28,681
Performance Ratios
Return on average assets	2.74%	2.43%	2.44%	2.43%	2.35%
Noninterest income to total revenue	57%	59%	60%	59%	59%
Efficiency	65%	67%	67%	66%	68%
Other Information
Nonperforming assets (d)	$36	$28	$36	$51	$28
Net charge-offs - loans and leases		$2
Client Assets Under Administration (in billions) (d) (e)
Discretionary client assets under management
PNC Private Bank	$127	$129	$132	$123	$124
Institutional Asset Management	83	82	82	73	71
Total discretionary clients assets under management	210	211	214	196	195
Nondiscretionary client assets under administration	201	210	216	208	199
Total	$411	$421	$430	$404	$394
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services and equipment expense.
(d)Presented as of period end.
(e)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

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Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.